                   THIRD AMENDMENT TO CREDIT AGREEMENT
                       AND ASSUMPTION AGREEMENT

    THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND ASSUMPTION AGREEMENT (the "AMENDMENT AND ASSUMPTION"), dated as of March 31, 1997, is entered into by and among WESTERN STAFF SERVICES, INC. (the "PARENT"), WESTERN STAFF SERVICES
(USA), INC. ("USA"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent of itself and the Banks (the "AGENT"), and the several financial institutions party to the Credit Agreement (collectively, the "BANKS").

                              RECITALS

    A. The Parent, the Banks, and the Agent are parties to a Credit Agreement dated as of February 21, 1996, and amendments thereto dated as of June 9, 1996, and September 30, 1996 (collectively, the "CREDIT AGREEMENT") pursuant to which the Agent and the Banks have extended certain credit facilities to the Parent.

    B. Parent has transferred to USA certain of Parent's assets and liabilities, as more fully set forth in that certain Assignment of Contracts, Warranties, Contract Rights and Intangible Assets and Transfer of Liabilities Agreement entered into on December 30, 1996, between the Parent and USA, as well as in that certain Assignment of Contracts, Warranties, Contract Rights and Intangible Assets and Transfer of Liabilities Agreement entered into on March 28, 1997, between the Parent and USA (collectively, the "ASSIGNMENT AGREEMENT").

    C. The Parent and USA have requested that the Banks: (1) agree to such transfer of assets and liabilities to USA; (2) permit USA to become a party to the Credit Agreement and succeed to all rights of the Parent and assume all obligations of the Parent under the Credit Agreement; (3) release the Parent from all of its liabilities and obligations to the Banks arising under or in connection with the Credit Agreement; and (4) further amend the Credit Agreement to reflect the foregoing.

    D. The Banks are willing to grant the requests of the Parent and USA, subject to the terms and conditions of this Amendment and Assumption.

    NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

    1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

    2. CONSENT TO TRANSFER. The Banks hereby consent to the transfer by the Parent to USA of the Parent's assets and liabilities, as set forth in the Assignment Agreement, notwithstanding any violation that might otherwise occur under Sections 8.02 or 8.03 or any other provision of the Credit Agreement as a result of such transfer.

    3. ASSUMPTION BY USA. USA hereby covenants, promises and agrees (a) to pay when due all sums now or hereafter owing under the Credit Agreement, in the manner and in all respects as therein provided, (b) to perform each and all the obligations provided in the Credit Agreement to be performed by Parent at the time, in the manner and in all respects as therein provided, and (c) to be bound by each and all the terms and provisions of the Credit Agreement as though it had originally been made, executed and delivered by USA. All references in the Credit Agreement to "Borrower" shall be deemed to refer to "USA" except as otherwise provided in Section 5 below.

    4. RELEASE OF PARENT. Parent is hereby released from further obligation or liability to the Banks under or on account of the Credit Agreement except to the extent of liabilities arising pursuant to the Guaranty and the Guarantor Security Agreement required under Section 7(e) below.

    5. AMENDMENTS TO CREDIT AGREEMENT.

       (a) Section 1.01 of the Credit Agreement is amended by the addition thereto of a new definition as follows:

           "PARENT" means Western Staff Services, Inc., a Delaware corporation.

       (b) The definitions of "Consolidated Current Assets", "Consolidated Current Liabilities, "Consolidated Net Income", "Consolidated Tangible Net Worth", "Consolidated Total Assets", "Consolidated Total Liabilities", "Fixed Charge Coverage Ratio", and "Net Profit After Tax" in Section 1.01 of the Credit Agreement are amended by substituting "Parent" for "Borrower" in each place where the latter term appears therein.

       (c) The definitions of "ERISA Event", "Multiemployer Plan", and "Pension Plan" in Section 1.01 are amended by adding the words "or the Parent" immediately following "Borrower" in each place where the latter term appears therein.

       (d) The preamble to Article VI of the Credit Agreement is amended by adding the following to the beginning thereof:

    All representations and warranties set forth in this

    Article VI shall be understood to mean the Parent in addition to, or in lieu of, the Borrower, as the context may require.

       (e) Subsections 7.01(a) and 7.01(b) are amended by substituting "Parent" for "Borrower" in each place where the latter term appears therein. Subsection 7.01(b) is further amended by substituting the words "the first, second and third fiscal quarters of each fiscal year" for the words "each fiscal quarter".

       (f) Subsections 7.02(c) and 7.02(e) are amended by substituting "Parent" for "Borrower" and "Parent's" for "Borrower's" in each place where the latter terms appear therein.

       (g) Subsections 7.03(b), 7.03(c), 7.03(d), 7.03(e), 7.03(f), and
  7.03(j) are amended by adding the words "or the Parent" immediately following "Borrower" in each place where the latter term appears therein.

       (h) Subsection 7.03(g) is amended by substituting "Parent" for "Borrower".

       (i) The penultimate sentence of Section 7.03 is amended by adding the words "or the Parent, as applicable," immediately following the word "Borrower" in each place where the latter term appears therein.

       (j) The preamble to Section 7.04 is amended by adding the words "and the Parent" immediately following the word "Subsidiaries".

       (k) The preamble to Section 7.07 is amended by adding the words "and the Parent" immediately following the word "Subsidiaries".

       (l) Section 7.08 is amended by adding the words "and the Parent" immediately following the word "Subsidiaries".

       (m) Section 7.09 is amended by adding the words "and the Parent" immediately following the word "Subsidiaries" in each place where the latter term appears therein.

       (n) Subsections 7.10(a) and 7.10(b) are amended by adding the words "and the Parent" immediately following the word "Subsidiaries" in each place where the latter term appears therein.

       (o) Subsection 7.13(b) is amended by adding the word "domestic" immediately following the word "active".

       (p) Subsections 7.15(a) and 7.15(b) are amended by adding the words "and the Parent" immediately following the word "Subsidiaries" in each place where the latter term appears therein.

       (q) Section 7.16 is amended by adding the words "and the Parent" immediately following the words "ERISA Affiliates".

       (r) The preamble to Section 8.02 is amended by adding the words "or the Parent" immediately following the word "Subsidiaries".

       (s) The preamble to Section 8.03 is amended by adding the words "or the Parent" immediately following the word "Subsidiaries".

       (t) The preamble to Section 8.04 is amended by adding the words "or the Parent" immediately following the word "Subsidiaries".

       (u) The preamble to Section 8.05 is amended by adding the words "or the Parent" immediately following the word "Subsidiaries".

       (v) Section 8.06 is amended by adding the words "or the Parent" immediately following the word "Subsidiaries" or the word "Subsidiary" in each place where such latter terms appear therein.

       (w) Section 8.07 is amended by adding the words "or the Parent" immediately following the word "Subsidiaries".

       (x) The preamble to Section 8.08 is amended by adding the words "or the Parent" immediately following the word "Subsidiaries".

       (y) Section 8.09 is amended by adding the words "or the Parent" immediately following the word "Subsidiaries" in each place where such latter term appears therein.

       (z) Section 8.10 is amended by adding the words "or the Parent" immediately following the word "ERISA Affiliate".

       (aa) The preamble to Section 8.11 is amended by adding the words "or the Parent" immediately following the word "Subsidiaries".

       (bb) Subsection 8.11(b) is amended to read as follows in its entirety:

            (b) Any Person or Business Unit so acquired (the "ACQUIREE") shall have achieved a positive net pre-tax income (computed and determined in accordance with GAAP, excluding, however, gains and loss(es) attributable to extraordinary items and owner-related compensation and other benefits) for the fiscal year preceding the date of the Acquisition.

       (cc) Subsection 8.11(c) is deleted in its entirety.

       (dd) Section 8.12 is amended to read as follows in its entirety:

       8.12 RESTRICTED PAYMENTS. The Borrower shall not, and shall not suffer or permit any of its Subsidiaries or the Parent to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding; except that:

            (a) the Borrower, its Subsidiaries, and the Parent may declare and make dividend payments or other distributions payable solely in their common stock, and purchase, redeem or otherwise acquire shares of their common stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of their common stock;

            (b) the Borrower may declare and make cash dividend payments to the Parent; and

            (c) any wholly-owned Subsidiary of the Borrower may declare and make dividend payments to the Borrower, whether in cash or in the form of other Property of the Subsidiary.

       (ee) Section 8.13 is amended by adding the words "and the Parent" immediately following the word "Borrower".

       (ff) Sections 8.14, 8.15, 8.16, 8.17 and 8.18 are amended by adding the words "on a consolidated basis with the Parent" immediately following the word "Borrower" in each place where such latter term appears therein.

       (gg) Section 8.19 is amended by adding the words "or the Parent" immediately following the word "Subsidiaries".

       (hh) Section 8.20 is amended to read as follows in its entirety:

       8.20 CHANGE IN STRUCTURE. Except as expressly permitted under Section 8.03, the Borrower shall not and shall not permit any of its Subsidiaries or the Parent to, make any changes in its equity capital structure (including in the terms of its outstanding stock), or amend its certificate of incorporation or by-laws in any material respect.

       (ii) Section 8.21 is amended by adding the words "or the Parent" immediately following the word "Subsidiaries" in each place where such latter terms appears therein.

       (jj) Subsection 9.01(b) is amended by adding the words "or the Parent" immediately following the word "Subsidiaries" in each place where such latter term appears therein.

       (kk) Subsection 9.01(c) is amended by deleting the clause beginning with the words "PROVIDED, HOWEVER," and continuing through and including the semicolon immediately preceding the word "or".

       (ll) Subsection 9.01(e) is amended by adding the words "or the Parent" immediately following the word "Subsidiaries".

       (mm) Subsection 9.01(f) is amended by adding the words "or the Parent" immediately following the words "Material Subsidiaries".

       (nn) Subsection 9.01(g) is amended to read as follows in its entirety:

            (g) INVOLUNTARY PROCEEDINGS. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Borrower or the Parent or any Material Subsidiary of the Borrower, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Borrower's or the Parent's or any such Material Subsidiary's Properties, and any such proceeding or petition shall not be stayed or dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within sixty (60) days after commencement, filing or levy; (ii) the Borrower or any of its Subsidiaries or the Parent admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Borrower or any of its Subsidiaries or the Parent acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its Property or business;

       (oo) Subsection 9.01(h) is amended by adding the words "or the Parent" immediately following the word "Borrower".

       (pp) Subsections 9.01(i) 9.01(j), and 9.01(k) are amended by adding the words "or the Parent" immediately following the word "Subsidiaries" in each place where such latter term appears therein.

       (qq) Subsection 9.01(l) is amended by adding the words "or the Parent" immediately following the word "Borrower" in each place where such latter term appears therein.

       (rr) Subsection 9.01(m) is amended to read as follows in its entirety:

            (m) OWNERSHIP. (i) The Parent ceases to own one hundred percent (100%) of the issued and outstanding capital stock of the Borrower, or
    (ii) any Person (other than W. Robert Stover or any trust or foundation established by or controlled by W. Robert Stover) acquires in excess of thirty percent (30%) of the issued and outstanding capital stock of the Parent entitled to vote for the election of members of the Board of Directors of the Parent, or the composition of the Board of Directors of the Parent changes by more than thirty-three percent (33%) from the composition existing as of the Closing Date; or

       (ss) Schedule 6.19 to the Credit Agreement is replaced in its entirety with Revised Schedule 6.19 attached hereto.

    6. REPRESENTATIONS AND WARRANTIES. The Parent and USA hereby represent and warrant to the Agent and the Banks as follows:

       (a) No Event of Default has occurred and is continuing.

       (b) The execution, delivery and performance by the Parent and USA of this Amendment and Assumption have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment and Assumption constitutes the legal, valid and binding obligations of USA, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

       (c) All representations and warranties contained in the Credit Agreement as modified by this Amendment and Assumption are true and correct.

       (d) Each of the Parent and USA is entering into this Amendment and Assumption on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

    7. EFFECTIVE DATE. This Amendment and Assumption will become effective as of March 31, 1997 (the "EFFECTIVE DATE"), PROVIDED that the Agent shall have received all of the following, in form and substance satisfactory to the Agent and each Bank and in sufficient copies for each Bank:

       (a) This Amendment and Assumption duly executed by the Parent, USA, the Agent, the Issuing Bank and each of the Banks, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto.

       (b) A Borrower Security Agreement duly executed by USA and including, without limitation, a complete listing of all servicemarks, trademarks and copyrights owned by USA.

       (c) A copy of the recordation request submitted to the United States Patent and Trademark Office with respect to each servicemark and trademark assigned by the Parent to USA pursuant to the Assignment Agreement, and a copy of the recordation request submitted to the United States Copyright Office with respect to each copyright assigned by the Parent to USA pursuant to the Assignment Agreement.

       (d) Certified copies of the resolutions of the board of directors of USA approving and authorizing the execution, delivery and performance by USA of this Amendment and Assumption and the other Loan Documents to be delivered hereunder.

       (e) A Guaranty and a Guarantor Security Agreement duly executed by the Parent and including, without limitation, a complete listing of all servicemarks, trademarks and copyrights owned by the Parent.

       (f) A Guaranty and a Guarantor Security Agreement duly executed by Western Staff Services (Guam), Inc. ("WSS (GUAM)") and Alternative Billing Services, Inc. ("ABS"), together with a UCC-1 financing statement executed by WSS (Guam) and ABS to perfect the security interests of the Agent for the benefit of the Banks, together with such evidence that Agent may request to confirm that the Collateral owned by WSS (Guam) and ABS is subject to no other Liens in favor of any Persons (other than Permitted Liens).

       (g) The articles or certificate of incorporation of WSS (Guam) and ABS, certified by the Secretary of State (or similar, applicable Governmental Authority) of the state of its incorporation, and the bylaws of WSS (Guam) and ABS as in effect on the Effective Date, certified by its Secretary or Assistant Secretary.

       (h) Certified copies of the resolutions of the board of directors of the Parent, WSS (Guam), and ABS approving the Guaranty and the Guarantor Security Agreement to be delivered by each of them hereunder.

       (i) A certificate of the Secretary or Assistant Secretary of USA, the Parent, WSS (Guam), and ABS certifying the names and true signatures of the officers of each entity authorized to execute, deliver and perform, as applicable, this Amendment and Assumption, the Guaranty, and all other Loan Documents to be delivered hereunder.

    8. CONDITION SUBSEQUENT. By September 30, 1997, USA shall deliver to the Agent the following:

       (a) A copy of the United States Patent and Trademark Office Notice of Recordation of Assignment with respect to each servicemark and trademark assigned by the Parent to USA pursuant to the Assignment Agreement, evidencing date, reel and frame number of recordation;

       (b) A copy of the United States Patent and Trademark Office Notice of Recordation of Assignment with respect to the re-assignment by USA to Parent of servicemark nos. 1,009,578 and 1,942,774 (which were erroneously assigned by the Parent to USA), evidencing date, reel and frame number of recordation;

       (c) A copy of the United States Copyright Office Certificate of Recordation with respect to each copyright assigned by the Parent to USA pursuant to the Assignment Agreement, evidencing date, volume, and page of recordation.

    9. RESERVATION OF RIGHTS. USA acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment and Assumption shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

    10. MISCELLANEOUS.

        (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment and Assumption. This Amendment and Assumption shall be deemed incorporated into, and a part of, the Credit Agreement.

        (b) This Amendment and Assumption shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment and Assumption.

        (c) This Amendment and Assumption shall be governed by and construed in accordance with the law of the State of California.

        (d) This Amendment and Assumption may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Borrower shall bind such Bank or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

       (e) This Amendment and Assumption, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment and Assumption supersedes all prior drafts and communications with respect thereto. This Amendment and Assumption may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

       (f) If any term or provision of this Amendment and Assumption shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment and Assumption or the Credit Agreement, respectively.

       (g) USA covenants to pay to or reimburse the Agent and the Banks, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment and Assumption and the Loan Documents required hereunder, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment and Assumption as of the date first above written.

                                  WESTERN STAFF SERVICES, INC.

                                  By /s/ Paul A. Norberg
                                    ---------------------------------------
                                     Paul A. Norberg
                                     Executive Vice President and
                                     Chief Financial Officer

                                  By /s/ Michael W. Ehresman
                                    ---------------------------------------
                                     Michael W. Ehresman
                                     Vice President and Treasurer

                                  WESTERN STAFF SERVICES (USA),
                                  INC.

                                  By /s/ Paul A. Norberg
                                    ---------------------------------------
                                     Paul A. Norberg
                                     Executive Vice President and
                                     Chief Financial Officer

                                  By /s/ Michael W. Ehresman
                                    ---------------------------------------
                                     Michael W. Ehresman
                                     Vice President and Treasurer

                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION, as
                                  Agent

                                  By /s/
                                    ---------------------------------------
                                      Leandro Balidoy
                                      Vice President

                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION, as a
                                  Bank and as Issuing Bank

                                  By /s/
                                    ---------------------------------------
                                     Lori Mazzera
                                     Vice President

                                  SANWA BANK CALIFORNIA, as a
                                  Bank and as Co-Agent

                                  By /s/
                                    ---------------------------------------
                                     Karen S. Fluegge
                                     Vice President

                                  COMERICA BANK-CALIFORNIA, as a
                                  Bank

                                  By /s/
                                    ---------------------------------------
                                     Lori S. Edwards
                                     First Vice President and
                                     Group Manager

                             GUARANTOR ACKNOWLEDGMENT
                                   AND CONSENT
                             ------------------------

    The undersigned, each a guarantor or third party pledgor with respect to the Parent's obligations to the Agent and the Banks under the Credit Agreement, each hereby (i) acknowledges and consents to the execution, delivery and performance by the Parent and USA of the foregoing Third Amendment to Credit Agreement and Assumption Agreement ("the AMENDMENT AND ASSUMPTION"), and (ii) reaffirms and agrees that the respective guaranty, third party pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Amendment and Assumption.)

                                  WESTERN STAFF SERVICES (NY), INC.

Dated: March 31, 1997             By /s/ Paul A. Norberg
       ---------------              ------------------------------------
as of                                Paul A. Norberg
                                     Executive Vice President and
                                     Chief Financial Officer

                                  By /s/ Michael W. Ehresman
                                    ------------------------------------
                                     Michael w. Ehresman
                                     Vice President and Treasurer

                                  WESTERN TECHNICAL SERVICES, INC.

Dated: March 31, 1997             By /s/ Paul A. Norberg
       ---------------              ------------------------------------
as of                                Paul A. Norberg
                                     Executive Vice President and
                                     Chief Financial Officer

                                  By /s/ Michael W. Ehresman
                                    ------------------------------------
                                     Michael W. Ehresman
                                     Vice President and Treasurer

                                  MEDIAWORLD INTERNATIONAL

Dated: March 31, 1997             By /s/ Paul A. Norberg
       ---------------              ------------------------------------
as of                                Paul A. Norberg
                                     Executive Vice President and
                                     Chief Financial Officer

                                  By /s/ Michael W. Ehresman
                                    ------------------------------------
                                     Michael W. Ehresman
                                     Vice President and Treasurer

                                  WESTERN PERMANENT SERVICES
                                  AGENCY INC.

Dated: March 31, 1997             By /s/ Paul A. Norberg
       ---------------              ------------------------------------
as of                                Paul A. Norberg
                                     Executive Vice President and
                                     Chief Financial Officer

                                  By /s/ Michael W. Ehresman
                                    ------------------------------------
                                     Michael W. Ehresman
                                     Vice President and Treasurer

                              REVISED SCHEDULE 6.19

                                SUBSIDIARIES AND
                               EQUITY INVESTMENTS

ACTIVE DOMESTIC SUBSIDIARIES

Western Staff Services (USA), Inc.
Western Staff Services (NY), Inc.
Western Technical Services, Inc.
Western Permanent Services Agency, Inc.
MediaWorld International
Western Staff Services (Guam), Inc.
Alternative Billing Services, Inc.

INACTIVE DOMESTIC SUBSIDIARIES

Western Legal Services, Inc.
Western Television News, Inc.

FOREIGN SUBSIDIARIES

Australia:
Western Staff Services Pty. Ltd.
Western Personnel Services Pty. Ltd.
Western Temporary Services Pty. Ltd.

Denmark:
Western Service A/S
Aksten's Kontorservice "Vikar" ApS

New Zealand:
Western Staff Services (N.Z.) Limited

Norway:
Western Staff Services A/S
Kontorservice A/S

United Kingdom:
Western Staff Services (U.K.) Limited